SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 15, 2003

                    The Interpublic Group of Companies, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                   1-6686                  13-1024020
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(State or Other Jurisdiction    (Commission File            (IRS Employer
      of Incorporation)              Number)             Identification No.)

 1271 Avenue of the Americas, New York, New York                10020
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     (Address of Principal Executive Offices)                (Zip Code)


        Registrant's telephone number, including area code: 212-399-8000


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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events and Regulation FD Disclosure.

         On August 15, 2003, a number of subsidiaries (collectively, the "Guarantors") of The Interpublic Group of Companies, Inc. ("Interpublic") entered into a Subsidiary Guaranty (the "Subsidiary Guaranty") in favor of the lenders under Interpublic's Five-Year Credit Agreement dated as of June 27, 2000, and amended and restated as of December 31, 2002, and 364-Day Credit Agreement dated as of May 15, 2003, each with Citibank, N.A., as administrative agent.

         The Subsidiary Guaranty is attached hereto as Exhibit 10.1.

Item 7.  Financial Statements and Exhibits.

Exhibit 10.1: Subsidiary Guaranty, dated as of August 15, 2003, by the Guarantors in favor of the lenders named therein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE INTERPUBLIC GROUP OF COMPANIES, INC.


Date: August 20, 2003                   By: /s/ Nicholas J. Camera
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                                            Nicholas J. Camera
                                            Senior Vice President,
                                            General Counsel and Secretary